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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 4, 2007

                                Smart SMS Corp.
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             (Exact name of registrant as specified in its charter)


         Florida                      000-31541                  65-0941058
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(State or other jurisdiction        (Commission                 IRS Employer
     of incorporation)              file number)             identification No.)


              11301 Olympic Blvd., Suite 680, Los Angeles, CA 90064
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               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (310) 445-2599

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

On April 26, 2007, Smart SMS Corp. (the "Company") announced the appointment of Layne Bednar to Chief Operating Officer. This decision was made in connection with the Company's new business plan.

Prior to his position at SmartSMS, Mr. Bednar created and implemented custom database solutions, streamlined and designed all sales procedures, and was responsible for all Information Technology implementations for Legend Locations. Mr. Bednar's efforts resulted in a revenue growth of over 30% in comparison to the previous year. Mr. Bednar held various Regional Sales Engineering and Sales Management positions in the Electronics Semiconductor Industry for over 17 years. From 1990 to 1996, he was a top Salesperson and later Sales Manager at Bell Industries (NYSE:BI - News) a top ten electronic components distributor. From 1996 to 2003 he held a Sales Engineering and Territory Manager position with Harper and was the exclusive manufacturer's representative for semiconductor manufacturers AMCC - Applied Micro Circuits Corporation, Atmel, Globespan DSL (now Conexant) and other manufacturers. In this position, Mr. Bednar was responsible for frontline concept and design sales of microprocessor and advanced memory semi-conductor technology solutions to the emerging smartcard, loyalty card, and bankcard industry. His work included technology financial card solutions designed for the United States Navy and large volume retail and consumer programs. Given the complex technical, manufacturing, and business/operations challenges he faced in this industry, Mr. Bednar sites this work experience as paramount in the development of his Operations skill set. Mr. Bednar holds an Electronics Engineering Degree from Electronics Institutes in Harrisburg, PA.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Smart SMS Corp.


Date: June 4, 2007                     /s/ Gordon F. Lee
                                       -----------------
                                       Gordon F. Lee, Chairman